Lease Arrangements - Reconciliation of Undiscounted Cash Flows to Operating Lease Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Lessee, Operating Lease, Liability, to be Paid [Abstract]
2023	$ 455
2024	426
2025	412
2026	69
Total minimum lease payments	1,362
Less: amount of lease payments representing interest	(29)
Lease liabilities	1,333	$ 1,987
Less: current obligation under leases	(440)	(537)
Non-current lease obligations	$ 893	$ 1,450